Landsburg Platt Raschiatore & Dalton
                             Certified Public Accountants
        117 South 17th Street   13th Floor  Philadelphia, Pennsylvania  19103
                           215-561-6633 FAX  215-561-2070






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion by reference to the Initial Registration State-ment on Form N-1A of the Molter Series Funds, Inc. of our report dated December 30, 1998, on our examination of the Statement of Assets and Liabilities on such Company. We also consent to the reference to our firm in such Initial Registration Statement




(Original Signatures on File)
December 30, 1998

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, the MOLTER SERIES FUNDS, INC. certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona, on the 4th day of February, 1999.

                                         MOLTER SERIES FUNDS, INC.


                                                Daniel A. Molter
                                                President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                   Title                           Date


____________________  President, Chairman of the Board
Daniel A. Molter      & Director					February 4, 1999

____________________  Vice President & Director
Hester vH. Molter								February 4, 1999

____________________  Treasurer & Director
Lane D. Justus 								February 4, 1999

____________________  Vice President & Director
Mary Ann Finlay								February 4, 1999

____________________  Secretary & Director
Clifford B. Altfeld							February 4, 1999

____________________  Assistant Secretary/Treasurer
Darla Rogers								February 4, 1999